UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2009 (February 27, 2009)
SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

123 Robert S. Kerr Avenue	73102
Oklahoma City, Oklahoma	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SandRidge Energy, Inc.’s (“SandRidge”) Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”), which was filed on February 26, 2009, indicated in its Exhibit List that certain XBRL (eXtensible Business Reporting Language) files were attached thereto. Such XBRL files were not attached to the Form 10-K.
Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from the Form 10-K, formatted in XBRL: (i) Consolidated Statements of Operations (Income); (ii) Consolidated Balance Sheets; (iii) Consolidated Statements of Cash Flows; (iv) Statement of Shareholders Equity and Other Comprehensive Income; (v) Consolidated Statements of Changes in Stockholders’ Equity; and (vi) the Notes to Consolidated Financial Statements, tagged as blocks of text. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited, and these are not the official publicly-filed financial statements of SandRidge. Investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
100.INS	XBRL Instance Document
100.SCH	XBRL Taxonomy Extention Schema Document
100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
100.LAB	XBRL Taxonomy Extension Label Linkbase Document
100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)
Date: February 27, 2009	By:	/s/ Dirk M. Van Doren
Dirk M. Van Doren
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

100.INS	XBRL Instance Document

100.SCH	XBRL Taxonomy Extention Schema Document

100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

100.LAB	XBRL Taxonomy Extension Label Linkbase Document

100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

100.DEF	XBRL Taxonomy Extension Definition Linkbase Document